Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Blueprint Medicines Corporation (the “Company”) for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2024	By:	/s/ Kathryn Haviland
Kathryn Haviland President, Chief Executive Officer and Director
(Principal Executive Officer)

Date: October 30, 2024	By:	/s/ Michael Landsittel
Michael Landsittel Chief Financial Officer
(Principal Financial Officer)